Exhibit 99.2
EXECUTION COPY
REPLACEMENT CAPITAL COVENANT
     This REPLACEMENT CAPITAL COVENANT (this “Replacement Capital Covenant”) is made as of November 30, 2006 by GMAC LLC, a Delaware limited liability company (the “Company”), in favor of and for the benefit of each Covered Debtholder.
RECITALS:
A.	Prior to the date hereof, the Company issued an aggregate 1,555,000 Preferred Membership Interests of the Company (each, a “Preferred Membership Interest”), and on the date hereof the Company is issuing 555,000 Preferred Membership Interests, in each case, having a preference with respect to distributions by the Company upon a Company Sale (as defined in that certain Amended and Restated Limited Liability Company Operating Agreement of the Company, dated as of November 30, 2006, by and among FIM Holdings LLC (“FIM”), GM Finance Co. Holdings LLC (“GM Holdco”), and GM Preferred Finance Co. Holdings Inc. (“GM Preferred Holdco”), as the same may be amended, amended and restated, supplemented or otherwise modified from time to time (the “LLC Agreement”) or the dissolution of the Company pursuant to Article X of the LLC Agreement.

B.	The execution and delivery of this Replacement Capital Covenant was a condition precedent to, and is being entered into in partial consideration for, the purchase by General Motors Corporation (“GM”), GM Preferred Holdco and FIM of the Preferred Membership Interests issued to each of them by the Company on or prior to the date hereof in accordance with the terms of (i) the LLC Agreement, (ii) that certain Purchase and Sale Agreement, dated as of April 2, 2006, by and among General Motors Corporation (“GM”), GM Holdco, the Company and FIM, (iii) that certain Subscription Agreement, dated as of November 22, 2006, by and between GM and the Company, and (iv) that certain Subscription Agreement, dated as of November 28, 2006, by and between GM Preferred Holdco and the Company.

C.	Furthermore, the Company, in entering into this Replacement Capital Covenant and disclosing the content of this Replacement Capital Covenant in the manner provided below, is doing so with the intent that (i) the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and (ii) the Company be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.
     NOW, THEREFORE, the Company hereby covenants and agrees, in partial consideration for the initial purchasers of the Preferred Membership Interests acquiring the Preferred Membership Interests, as follows in favor of and for the benefit of each Covered Debtholder:

     Section 1. Definitions. Capitalized terms used but not otherwise defined in this Replacement Capital Covenant shall have the meanings ascribed to such terms in Exhibit A attached hereto.
     Section 2. Limitations on Redemptions of Preferred Membership Interests. The Company hereby promises and covenants to and for the benefit of each Covered Debtholder that, upon the terms and subject to the conditions set forth in this Replacement Capital Covenant, the Company or any Subsidiary of the Company shall redeem Preferred Membership Interests only to the extent that the total redemption price therefor is equal to or less than the sum of (a) the Applicable Percentage of the aggregate net cash proceeds received by the Company and its Subsidiaries during the one hundred eighty (180) calendar days prior to the applicable redemption date from the issuance and sale of Common Equity Securities, plus (b) the Applicable Percentage of the aggregate net cash proceeds received by the Company and its Subsidiaries during the one hundred eighty (180) calendar days prior to the applicable redemption date from the issuance and sale of Replacement Capital Securities other than Common Equity Securities, plus (c) the Applicable Percentage of the aggregate amount of any outstanding long term indebtedness for money borrowed of the Company or any of its Subsidiaries that is converted, swapped or otherwise exchanged by the Company or such Subsidiary for Replacement Capital Securities during the one hundred eighty (180) calendar days prior to the applicable redemption date.
     Section 3. Initial Covered Debt; Covered Debt.
          (a) The Company represents and warrants to each Covered Debtholder that, as of the date hereof, the Initial Covered Debt is Eligible Debt.
          (b) During the period commencing on the earlier of (i) the date that is two (2) years and thirty (30) calendar days prior to the final maturity date for the then effective Covered Debt and (ii) the date on which the Company gives notice of redemption of, or actually redeems, the then effective Covered Debt if such redemption is in whole or in part and, after giving effect to such redemption, the outstanding principal amount of such Covered Debt is or would be less than $100,000,000, the Company shall identify the series of Eligible Debt that shall become the Covered Debt on the related Redesignation Date in accordance with the following procedures:
     (A) the Company shall identify each series of its then outstanding long term indebtedness for money borrowed that is Eligible Debt;
     (B) if only one (1) series of the Company’s then outstanding long term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;
     (C) if the Company has more than one (1) outstanding series of long term indebtedness for money borrowed that is Eligible Debt, then the Company shall identify the series that has the latest occurring final maturity date as of the date the Company is applying the procedures set forth in this Section 3(b), and such series shall become the Covered Debt on the upcoming Redesignation Date;

     (D) the series of outstanding long term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (B) or (C) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and
     (E) in connection with such identification of a new series of Covered Debt, the Company shall give the notice provided for in Section 3(c) within the time period provided for in such section.
          (c) The Company covenants that, (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall give notice to the Holders of the Initial Covered Debt, in the manner provided in that certain Indenture, dated as of July 1, 1982, relating to the Initial Covered Debt, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time, of this Replacement Capital Covenant and the rights granted to such Holders hereunder; (ii) if a series of the Company’s long term indebtedness for money borrowed (A) becomes Covered Debt or (B) ceases to be Covered Debt, then the Company shall give notice of such occurrence within thirty (30) calendar days of such event to the holders of such long term indebtedness for money borrowed in the manner provided for in the indenture, agreement or other instrument under which such long term indebtedness for money borrowed was issued; and (iii) promptly upon request by any Holder of Covered Debt, the Company shall provide such Holder with an executed copy of this Replacement Capital Covenant.
     Section 4. Term.
          (a) The covenants of the Company pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earliest date to occur of the following (the “Termination Date”): (i) the date on which the Holders of at least fifty one percent (51%) by principal amount of the then effective Covered Debt consent or agree in writing to the elimination of such covenants as covenants in favor of such Holders; (ii) the date on which the Company has no series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (ii) of the definition of each such term); (iii) the date on which the Company redeems all (but not less than all) of the Preferred Membership Interests if such redemption is consummated in connection with a transaction resulting in a Change of Control; and (iv) the date on which all of the Preferred Membership Interests have been redeemed or otherwise repurchased by the Company and the Company has complied with the terms of this Replacement Capital Covenant. From and after the Termination Date, the obligations of the Company pursuant to this Replacement Capital Covenant shall be of no further force and effect with respect to such Holders or otherwise.
          (b) For purposes of Section 4(a)(i), the Holders whose consent or agreement is required to terminate the covenants in this Replacement Capital Covenant shall be the Holders of the then effective Covered Debt as of a record date established by the Company that is not more than thirty (30) calendar days prior to the date on which the Company proposes to cause the covenants in Section 2 to be of no further force and effect.
     Section 5. Miscellaneous.
          (a) This Replacement Capital Covenant shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
          (b) EACH PERSON BRINGING ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS REPLACEMENT CAPITAL COVENANT AGREES (i) TO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN FOR THE PURPOSES OF ANY SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS REPLACEMENT CAPITAL COVENANT; (ii) THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PERSON’S ADDRESS AS SET FORTH IN THE RECORDS OF THE COMPANY SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS SECTION 5; (iii) TO IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS REPLACEMENT CAPITAL COVENANT IN THE STATE OR FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN; AND (iv) TO IRREVOCABLY AND UNCONDITIONALLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
          (c) EACH PERSON BRINGING ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS REPLACEMENT CAPITAL COVENANT AGREES TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS REPLACEMENT CAPITAL COVENANT.
          (d) This Replacement Capital Covenant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Company that any Person who is a Covered Debtholder at the time such Person acquires or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Company has violated its covenants in Section 2 and before the series of long term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital

Covenant shall not terminate by reason of such series of long term indebtedness for money borrowed no longer being Covered Debt).
          (e) This Replacement Capital Covenant may only be amended, modified, or waived by the Company with the written consent of the Holders of at least fifty one percent (51%) by principal amount of the then effective Covered Debt.
          (f) The Company acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Company and that, were the Company to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.
          (g) All demands, notices, requests and other communications to the Company under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Company, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Company by a national or international courier service, on the date of receipt by the Company (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Company at the address set forth below, or at such other address as the Company may thereafter post on its website as the address for notices under this Replacement Capital Covenant:
GMAC LLC
200 Renaissance Center
Detroit, Michigan 48265-2000
Attention: General Counsel
Facsimile: (313) 665-6124
with copies (which shall not constitute notice to the Company) to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Attention: Marc Weingarten
Facsimile: (212) 593-5955
and
FIM Holdings LLC
c/o Cerberus Capital Management, L.P.
299 Park Avenue
New York, New York 10171
Attention: Frank Bruno, Mark Neporent, Seth Plattus and Lenard Tessler

Facsimile: (212) 891-1540
and
GM Preferred Finance Co. Holdings Inc.
c/o General Motors Corporation
300 Renaissance Center
Detroit, Michigan 48265-3000
Attention: General Counsel
Telecopy: (313) 665-4978
          (h) In this Capital Replacement Covenant (including Exhibit A hereto), unless otherwise specified or where the context otherwise requires:
     (i) the headings of particular provisions of this Capital Replacement Covenant are inserted for convenience only and will not be construed as a part of this Capital Replacement Covenant or serve as a limitation or expansion on the scope of any term or provision of this Capital Replacement Covenant;
     (ii) words importing any gender shall include other genders;
     (iii) words importing the singular only shall include the plural and vice versa;
     (iv) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”;
     (v) the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Capital Replacement Covenant as a whole and not to any particular provision of this Capital Replacement Covenant;
     (vi) references to “Exhibits” or “Sections” shall be to Exhibits or Sections of or to this Capital Replacement Covenant;
     (vii) references to any Person include the heirs, executors, administrators, legal representatives, successors and permitted assigns of such Person where the context so permits (for the avoidance of doubt, any reference to the Company in this Replacement Capital Covenant shall include its successors, including any successor corporation, and permitted assigns);
     (viii) the use of the words “or,” “either” and “any” shall not be exclusive;
     (ix) wherever a conflict exists between this Capital Replacement Covenant and any other agreement, this Capital Replacement Covenant shall control but solely to the extent of such conflict;

     (x) references to “$” mean the lawful currency of the United States of America;
     (xi) references to any agreement, contract, guideline, exhibit or schedule, unless otherwise stated, are to such agreement, contract, guideline, exhibit or schedule as amended, amended and restated, replaced, substituted, modified or supplemented from time to time in accordance with the terms hereof and thereof; and
     (xii) references to any law, rule or regulation (collectively, “Law”) or a particular provision of any Law, unless otherwise stated, are to such Law and any successor Law or to such provision of Law and the corresponding provision in any successor Law, as applicable.
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SIGNATURE PAGE TO
REPLACEMENT CAPITAL COVENANT
     IN WITNESS WHEREOF, the Company has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

GMAC LLC
By:	/s/ Sanjiv Khattri
	Name:	Sanjiv Khattri
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT A
DEFINITIONS
     “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, whether through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person, excluding any employee benefit plan or related trust.
     “Alternative Payment Mechanism” means, with respect to any securities or combination of securities referred to in the definition of Replacement Capital Securities, that such securities or related transaction agreements include a provision to the effect that, if the Company has exhausted its rights to defer Distributions at its option pursuant to an Optional Deferral Provision or any Mandatory Trigger Provision has become applicable, the Company may or shall, as applicable, unless a Market Disruption Event has occurred and is continuing, (i) issue and sell Common Equity Securities and/or Qualifying Non Cumulative Preferred Equity Securities in amounts such that the net proceeds of such sale shall equal or exceed such Distributions and (ii) apply the net proceeds of such sale to pay Distributions to be paid in full.
     “Applicable Percentage” means, with respect to proceeds of, or the aggregate amount of any outstanding long term indebtedness for money borrowed that is converted, swapped or otherwise exchanged by the Company and its Subsidiaries pursuant to Section 2 for, (i) Common Equity Securities, one hundred thirty three and one third percent (133.33%), and (ii) Replacement Capital Securities other than Common Equity Securities, one hundred percent (100%).
     “Business Day” means any day other than a Saturday, a Sunday or any other day on which commercial banks in Detroit, Michigan or New York, New York are authorized or required to close.
     “Change of Control” means the occurrence of (i) the consolidation or merger of the Company with or into any other Entity (other than a merger which will not result in more than fifty percent (50%) of the voting Equity Securities or economic interests of the Company outstanding immediately after the effective date of such merger being owned of record or beneficially by Persons other than the holders of such voting Equity Securities or economic interests immediately prior to such merger), (ii) the sale of all or substantially all of the properties and assets of the Company and its Subsidiaries, determined on a consolidated basis, as an entirety to any other Person or group of Persons, or (iii) the acquisition of “beneficial ownership” by any “person” or “group” of voting Equity Securities of the Company representing more than fifty percent (50%) of the voting power of all outstanding voting Equity Securities, whether by way of merger or consolidation or otherwise. As used in the preceding sentence, (x) the terms “person” and “group” shall have the meaning set forth in Section 13(d)(3) of the Securities Exchange Act, whether or not applicable, (y) the term “beneficial owner” shall have the meaning set forth in Rules 13d 3 and 13d 5 under the Securities Exchange Act, whether or not applicable, except that a Person shall be deemed to have “beneficial ownership” of all voting Equity Securities that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or upon the occurrence of certain events, and (z) any “person” or “group” will be deemed to beneficially own any voting Equity Securities of the Company so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the voting stock of a registered holder of the voting Equity Securities of the Company.

     “Common Equity Securities” means (i) the Class A Membership Interests and the Class B Membership Interests of the Company and any other common Membership Interests of the Company, (ii) any common Equity Securities issued or distributed in respect of the securities described in clause (i) by the Company or any other entity in connection with a merger, consolidation, business combination, conversion, recapitalization, reclassification, reorganization and/or exchange of Membership Interests for other securities of the Company or such other entity, including any such Equity Securities issued or distributed in connection with a public offering as provided in Section 14.2 of the LLC Agreement, and (iii) any common Equity Securities of the Company or any other entity issued in respect of the securities described in clause (ii) above by way of a stock or other equity split or combination or stock or other equity dividend or in connection with a merger, consolidation, conversion, business combination, recapitalization, reclassification or reorganization.
     “Control,” “Controlled” or “Controlling” means, with respect to any Person, any circumstance in which such Person is directly or indirectly controlled by another Person by virtue of the latter Person having the power to (i) elect, or cause the election of (whether by way of voting capital stock, by contract, trust or otherwise), the majority of the members of the Board of Managers or a similar governing body of the first Person, or (ii) direct (whether by way of voting capital stock, by contract, trust or otherwise) the affairs and policies of such Person.
     “Covered Debt” means (i) as of the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt, and (ii) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.
     “Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long term indebtedness for money borrowed of the Company during the period that such long term indebtedness for money borrowed is Covered Debt.
     “Debt Exchangeable For Equity” means a security (or combination of securities) that (i) gives the holder a beneficial interest in (A) the most junior subordinated debt of the Company (or debt that is pari passu with the most junior subordinated debt of the Company), interest on which may be deferred for five (5) years or more and such interest, and any accrued interest thereon, shall be paid pursuant to an Alternative Payment Mechanism, and (B) a fractional interest in a securities purchase agreement, (ii) includes a remarketing feature pursuant to which the subordinated debt of the Company is remarketed to new investors within five (5) years from the date of issuance of the security or earlier in the event of an early settlement event based on (A) the capital ratios or other financial ratios of the Company or (B) the dissolution of the issuer of such Debt Exchangeable for Equity, (iii) provides for the proceeds raised in the remarketing to be used to purchase Common Equity Securities or Qualifying Non Cumulative Preferred Equity Securities of the Company, (iv) includes an Explicit Replacement Capital Covenant, provided that such Explicit Replacement Capital Covenant shall not include Debt Exchangeable for Equity in the definition of “Replacement Capital Securities,” and (v) after the issuance of such Common Equity Securities or Qualifying Non Cumulative Preferred Equity Securities, provides the holder of the security with a beneficial interest in such Common Equity Securities or Qualifying Non Cumulative Preferred Equity Securities.
     “Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.
     “Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.
     “Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Company.
     “Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.
     “Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long term indebtedness for money borrowed of such issuer that (i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of indebtedness for money borrowed, (ii) is then assigned a rating by at least one (1) NRSRO (provided that this clause shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long term indebtedness for money borrowed that satisfies the requirements of clauses (i), (iii) and (iv) that is then assigned a rating by at least one (1) NRSRO), (iii) has an outstanding principal amount of not less than $100,000,000, (iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents, (v) is not subject to a put or similar right by the holders thereof and (vi) has a par value or principal or equivalent amount of at least $1,000 per security. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then outstanding long term indebtedness for money borrowed that (i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then outstanding series of indebtedness for money borrowed that ranks most senior, (ii) is then assigned a rating by at least one (1) NRSRO (provided that this clause (ii) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long term indebtedness for money borrowed that satisfies the requirements in clauses (i), (iii) and (iv) that is then assigned a rating by at least one (1) NRSRO), (iii) has an outstanding principal amount of not less than $100,000,000, (iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents, (v) is not subject to a put or similar right by the holders thereof and (vi) has a par value or principal or equivalent amount of at least $1,000 per security. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long term indebtedness for money borrowed that is separate from each other series of such indebtedness.
     “Entity” means any general partnership, limited partnership, corporation, association, cooperative, joint stock company, trust, limited liability company, business or statutory trust, joint venture, unincorporated organization or Governmental Entity.
     “Equity Securities” means, as applicable, (i) any capital stock, membership or limited liability company interests or other share capital, (ii) any securities directly or indirectly convertible into or exchangeable for any capital stock, membership or limited liability company interests or other share capital or containing any profit participation features, (iii) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, membership or limited liability company interests, other share capital or securities containing any profit participation features or to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, membership or limited liability company interests, other share capital or securities containing any profit participation features, or (iv) any Equity Securities issued or issuable with respect to the securities referred to in clauses (i) through (iii) above in connection with a combination of shares, recapitalization, merger, consolidation, conversion or other reorganization.
     “Explicit Replacement Covenant” means, as to any security or combination of securities, that the Company has made a covenant, substantially similar to this Replacement Capital Covenant, to the effect that the Company shall redeem such securities only if and to the extent that the total redemption price is equal to or less than the sum of (i) one hundred thirty three and one third percent (133.33%) of the aggregate net cash proceeds received by the Company or its Subsidiaries during the one hundred eighty (180) days prior to the applicable redemption date from the issuance and sale of Common Equity Securities, plus (ii) one hundred percent (100%) of the aggregate net cash proceeds received by the Company or its Subsidiaries during the one hundred eighty (180) days prior to the applicable redemption date from the issuance and sale of Replacement Capital Securities other than Common Equity Securities, but as applied to such securities instead of to the Preferred Membership Interests (as applicable), and that the Company has reasonably determined, after consultation with its legal counsel, that such covenant is binding on the Company for the benefit of one (1) or more series of the Company’s long term indebtedness for money borrowed.
     “Governmental Entity” means the United States of America or any other nation, any state, province or other political subdivision, any international or supra national entity, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any court, in each case having jurisdiction over the Company or any of its Subsidiaries or any of the property or other assets of the Company or any of its Subsidiaries.

     “Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Company with respect to such Covered Debt.
     “Initial Covered Debt” means those certain 8% Notes of the Company due November 1, 2031, governed by that certain Indenture, dated as of July 1, 1982, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time.
     “Mandatorily Convertible Preferred Equity Securities” means cumulative or non cumulative Preferred Equity Securities of the Company that (i) have no maturity, (ii) have no prepayment obligation on the part of the Company, whether at the election of the holders or otherwise, and (iii) include a requirement that such Preferred Equity Securities convert into Common Equity Securities within five (5) years from the date of issuance thereof.
     “Mandatory Trigger Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements that requires whichever of the Company or a Subsidiary of the Company that issued such security or combination of securities to defer or suspend, as applicable, in whole or in part payment of Distributions on such securities, except for payments made pursuant to an Alternative Payment Mechanism, if and for so long as the Company fails to satisfy one (1) or more financial tests set forth in the terms of such securities or related transaction agreements, without any remedy other than Permitted Remedies arising by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one (1) or more Distribution Periods (whether or not consecutive) that total together at least ten (10) years.
     “Market Disruption Event” means the occurrence or existence of any of the following events or sets of circumstances:
     (i) trading in securities generally on the New York Stock Exchange or any other national securities exchange or over the counter market on which the Company’s Common Equity Securities or Preferred Equity Securities, if any, are then listed or traded shall have been suspended or their settlement generally shall have been materially disrupted;
     (ii) the Company would be required to obtain the consent or approval of a Governmental Entity or any securities exchange to issue Common Equity Securities or Qualifying Non Cumulative Preferred Equity Securities and the Company fails to obtain that consent or approval notwithstanding the Company’s commercially reasonable efforts to obtain such consent or approval; or
     (iii) an event occurs and is continuing as a result of which the offering document for the offer and sale of the Company’s Common Equity Securities or Qualifying Non Cumulative Preferred Equity Securities would, in the Company’s reasonable business judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated in that offering document or necessary to make the statements in that offering document not misleading and either (A) the disclosure of that event at the time the event occurs, in the Company’s reasonable business judgment, would have a material and adverse effect on the Company’s business or (B) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company’s ability to consummate such transaction, provided that one (1) or more events described in this subsection (iii) shall not constitute a Market Disruption Event with respect to more than one (1) interest payment date.
     “Membership Interest” means the class or classes of limited liability company interests of the Company.
     “Non Cumulative” means, as to any security, that the terms of such security provide for Distributions that are non cumulative and may be skipped by the issuer thereof for any number of Distribution Periods without any remedy arising by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions, other than Permitted Remedies, either for the life of such securities or for such period(s) as may be set forth in the terms of such securities or related transaction agreements.
     “NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3 1(c)(2)(vi)(F) under the Securities Exchange Act.
     “Optional Deferral Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements that permits the issuer, in its sole discretion, to defer in whole or in part payment of Distributions on such securities for one (1) or more Distribution Periods (whether or not consecutive) that together total at least ten (10) years without any remedy other than Permitted Remedies arising by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions; provided that, if such securities also include a Mandatory Trigger Provision, such ten (10) year period shall be calculated after giving effect to all such deferrals pursuant to both the Mandatory Trigger Provision and the Optional Deferral Provision.
     “Permitted Remedies” means, as to any security or combination of securities, any one (1) or more of (i) rights in favor of the holders thereof permitting such holders to elect one (1) or more managers (or Persons in a similar capacity) of the Company or a Subsidiary of the Company (including any such rights required by the listing requirements of any securities exchange on which such securities may be listed or traded), (ii) prohibitions on the Company or a Subsidiary of the Company paying Distributions on or repurchasing Common Equity Securities or other securities that rank junior as to Distributions or right of redemption to such securities for so long as Distributions on such securities, including deferred distributions, have not been paid in full or to such lesser extent as may be specified in the terms of such securities, and (iii) provisions obliging the Company to cause such unpaid Distributions to be paid in full pursuant to an Alternative Payment Mechanism.
     “Person” means any individual or Entity.

     “Preferred Equity Securities” means (i) the Preferred Membership Interests of the Company and any other preferred Membership Interests of the Company, (ii) any preferred Equity Securities issued or distributed in respect of the securities described in clause (i) by the Company or any other entity in connection with a merger, consolidation, business combination, conversion, recapitalization, reclassification, reorganization and/or exchange of Membership Interests for other securities of the Company or such other entity, including any such Equity Securities issued or distributed in connection with a public offering as provided in Section 14.2 of the LLC Agreement, and (iii) any preferred Equity Securities of the Company or any other entity issued in respect of the securities described in clause (ii) above by way of a stock or other equity split or combination or stock or other equity dividend or in connection with a merger, consolidation, conversion, business combination, recapitalization, reclassification or reorganization.
     “Qualifying Non Cumulative Preferred Equity Securities” means Preferred Equity Securities of the Company that (i) are Non Cumulative, (ii) rank pari passu with or are junior to the Preferred Membership Interests and (iii) either by their terms or when taken together with any related transaction agreements either:
     (A) (1) are perpetual or have a mandatory redemption or maturity date that is not less than fifty (50) years after the date of initial issuance of such securities and (2) have either an Explicit Replacement Covenant or a Mandatory Trigger Provision; or
     (B) (1) have a mandatory redemption or maturity date that is not less than forty (40) years after the date of initial issuance of such securities, (2) have an Explicit Replacement Covenant and (3) include a Mandatory Trigger Provision.
     “Redesignation Date” means, as to the then effective Covered Debt, the earliest of (i) the date that is two (2) years prior to the final maturity date of such Covered Debt, (ii) if the Company elects to redeem, or actually redeems, such Covered Debt, whether such redemption is in whole or in part, if, after giving effect to such redemption, the outstanding principal amount of such Covered Debt is less than $100,000,000, then the applicable redemption date, and (iii) if such Covered Debt is not Eligible Subordinated Debt, then the date on which the Company issues long term indebtedness for money borrowed that is Eligible Subordinated Debt.
     “Replacement Capital Securities” means Common Equity Securities, Mandatorily Convertible Preferred Equity Securities, Debt Exchangeable for Equity and other securities or combinations of securities, whether in form of debt or equity of the Company or of a Subsidiary of the Company, that, as reasonably determined in good faith by the Company’s Board of Managers (or similar governing body):
     (i) constitute Qualifying Non Cumulative Preferred Equity Securities;
     (ii) constitute other securities that (A) on a liquidation, dissolution or winding up of the Company, rank (or, if no Preferred Membership Interests are then outstanding, would have ranked had Preferred Membership Interests then been outstanding) in their direct or indirect claims to the Company’s assets either (x) pari passu with or junior to the Preferred Membership Interests or (y) pari passu with the claims of the Company’s trade creditors and junior to all of the Company’s indebtedness for money borrowed, other than the Company’s indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation or dissolution of the Company; and (B) by their terms or when taken together with any related transaction agreements, satisfy all the requirements under any one of the following clauses (1) through (3) inclusive:
     (1) (A) are Non Cumulative; (B) are either (x) perpetual, with no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, or (y) have a mandatory redemption or maturity date that is not less than fifty (50) years after the date of initial issuance of such securities; and (C) include either an Explicit Replacement Covenant or a Mandatory Trigger Provision;
     (2) (A) are either (x) perpetual, with no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, or (y) have a mandatory redemption or maturity date that is not less than fifty (50) years after the date of initial issuance of such securities; (B) include a Mandatory Trigger Provision and an Optional Deferral Provision; (C) include an Alternative Payment Mechanism; (D) provide by their terms that the Company may pay deferred Distributions upon mandatory deferral or after five (5) consecutive years of optional deferral only out of the net proceeds received by the Company from the sale of Common Equity Securities and/or Qualifying Non Cumulative Preferred Equity Securities during the six (6) month period prior to payment of such Distributions; and (E) effectively provide that if the issuer becomes subject to a bankruptcy, insolvency, receivership or similar proceeding at a time when Distributions have been deferred and remain unpaid for one (1) or more Distribution Periods, deferred and unpaid Distributions as of the commencement of such proceeding that were unpaid because of the operation of a Mandatory Trigger Provision shall be forgiven and cancelled to the extent the amount of such deferred and unpaid Distributions is in excess of twenty five percent (25%) of the original principal or stated amount of the related securities or combination of securities provides for distributions that are cumulative; or
     (3) (A) have a mandatory redemption or maturity date that is not less than forty (40) years after the date of initial issuance of such securities; (B) include an Explicit Replacement Covenant; and (C) satisfy the requirements of clauses (2)(B) through (E) inclusive above; or
     (iii) as at such time would receive the same or a better equity treatment by at least one (1) NRSRO as the securities described in clauses (i) and (ii) above or as the Preferred Membership Interests.
     Additionally, and notwithstanding the foregoing, any securities or combinations of securities if issued to any Subsidiary of the Company, without the contemporaneous issuance of any security by such Subsidiary to a Person other than the Company or a Subsidiary of the Company, shall not qualify as Replacement Capital Securities (it being understood and agreed, for the avoidance of doubt, that Persons covered by the Company’s employee benefit and similar plans shall not be deemed to be Affiliates of the Company for this purpose).
     “Securities Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
     “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of Preferred Membership Interests of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one (1) or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one (1) or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing member, general partner or analogous controlling Person of such limited liability company, partnership, association or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one (1) or more Subsidiaries and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.